UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2022 (November 18, 2022)

GRINDR INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39714	92-1079067
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California	90069
(Address of principal executive offices)	(Zip Code)

(310) 776-6680
(Registrant’s telephone number, including area code)

Tiga Acquisition Corp.
Ocean Financial Centre
Level 40, 10 Collyer Quay, Singapore 049315
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRND	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock	GRND WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on May 9, 2022, Tiga Acquisition Corp., a Cayman Islands exempted company (“Tiga”), which domesticated as a Delaware corporation on November 17, 2022 (the “Domestication”), Tiga Merger Sub LLC (“Merger Sub I”), a Delaware limited liability company and a direct, wholly owned subsidiary of Tiga, and Grindr Group LLC, a Delaware limited liability company (“Legacy Grindr”, together with Tiga and Merger Sub I, the “Initial Merger Parties”), entered into an Agreement and Plan of Merger (the “Initial Merger Agreement”), as amended by that certain First Amendment to the Initial Merger Agreement, dated October 5, 2022, by and among the Initial Merger Entities and Tiga Merger Sub II LLC (“Merger Sub II”, and together with the Initial Merger Parties, the “Merger Parties”), a Delaware limited liability company and a direct, wholly owned subsidiary of Tiga, (the “Merger Agreement Amendment,” and together with the Initial Merger Agreement, the “Merger Agreement”), pursuant to which, among other transactions, on November 18, 2022, Merger Sub I first merged with and into Legacy Grindr (the “First Merger”), with Legacy Grindr surviving the First Merger as a direct, wholly owned subsidiary of Tiga, and promptly thereafter and as part of the same overall transaction as the First Merger, Legacy Grindr, being the entity that survived the First Merger, merged with and into Merger Sub II (the “Second Merger” and, together the First Merger and the Domestication, the “Business Combination”), with Merger Sub II being the entity that survived the Second Merger and continued in existence as a direct, wholly owned subsidiary of Tiga, in accordance with the terms and subject to the conditions of the Merger Agreement, as more fully described in the final prospectus and definitive proxy statement of Tiga dated, November 1, 2022 (the “Proxy Statement/Prospectus”), filed by Tiga with the Securities Exchange Commission (the “SEC”). Following the Domestication, and in connection with the Business Combination, Tiga changed its name to Grindr Inc. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein shall have the meanings ascribed to those terms in the Merger Agreement, which is filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K.

On November 14, 2022, the Merger Parties waived of certain closing conditions set forth in the Merger Agreement, pursuant to which the Merger Parties, as applicable to each party, waived Legacy Grindr’s obligation to, among other things, (i) deliver to Tiga payoff letters from certain lenders, (ii) deliver to Tiga proof of the full repayment and final settlement of a certain unitholder promissory note, and (iii) terminate certain affiliate agreements set forth in the disclosure schedule to the Merger Agreement. Further, the Merger Parties agreed to waive (i) Tiga’s obligation to approve and adopt an employee stock purchase plan prior to the Closing and (ii) the condition to receive CFIUS approval prior to the Closing.

On November 15, 2022, Tiga held an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”) in connection with the Business Combination. Tiga’s shareholders voted to approve, among other things, the Business Combination.

Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to Tiga and its consolidated subsidiaries prior to the Effective Time of the First Merger (the “Closing”), and Grindr Inc. and its consolidated subsidiaries as of and following the Closing. All references herein to the “Board” refer to the board of directors of Tiga or Grindr Inc., as applicable. All references to “Domesticated Tiga” refer to Tiga upon and following the Domestication until the Closing.

As a result of the Domestication that occurred on November 17, 2022, (i) each then issued and outstanding Class A ordinary share, par value $0.0001 per share, of Tiga (“Tiga Class A Share”) was converted automatically, on a one-for-one basis, into a share of Domesticated Tiga common stock, par value $0.0001 per share (“Domesticated Tiga Common Stock” and, upon the Closing, “Grindr Common Stock”), (ii) each then issued and outstanding Class B ordinary share, par value $0.0001 per share of Tiga (“Tiga Class B Share”), was converted automatically, on a one-for-one basis, into a share of Domesticated Tiga Common Stock, and (iii) each then issued and outstanding warrant of Tiga (“Tiga Warrant”) became a warrant to acquire one share of Domesticated Tiga Common Stock (“Domesticated Tiga Warrant”).

As a result of and upon the Closing, among other things, (i) each outstanding Legacy Grindr Series X Ordinary Unit was cancelled in exchange for the right to receive a number of shares of Grindr Common Stock equal to the quotient obtained by dividing (x) the number of shares of Grindr Common Stock constituting the Aggregate Merger Stock Consideration by (y) the aggregate number of Legacy Grindr Series X Ordinary Units that were outstanding on a fully diluted basis as of immediately prior to the Effective Time of the First Merger, determined in accordance with the terms of the Merger Agreement and (ii) all options and warrants to purchase Legacy Grindr Series X Ordinary Units that were outstanding as of immediately prior to the First Merger were converted into options and warrants to purchase shares of Grindr Common Stock, respectively, in accordance with the terms of the Merger Agreement.

Upon Closing, the Company received approximately $105.1 million in gross cash proceeds consisting of approximately $5.1 million from the Tiga trust account, $50.0 million from the sale of forward purchase shares and forward purchase warrants (the “Forward Purchase Commitment”) and an additional $50.0 million from the sale of backstop shares and backstop warrants (the “Backstop Commitment”), prior to the payment of outstanding expenses, payment of outstanding obligations (including the payment of the outstanding Kunlun Holdings Limited (“Kunlun”) Deferred Amount and the distribution made by Legacy Grindr to its unitholders prior to the Closing. In connection with the Business Combination, the Company amended that certain Credit Agreement with Fortress Credit Corp. and other lenders a party thereto, to enable the Company to borrow an aggregate principal amount of $170.8 million through supplemental term loans and Catapult GP II paid approximately $12.0 million to Legacy Grindr to partially repay the outstanding Catapult Note.

Prior to the Extraordinary General Meeting, a total of 27,114,767 shares of the ordinary shares of Tiga were presented for redemption for cash at a price of $10.50 per share in connection with the Extraordinary General Meeting (the “Redemptions”).

Immediately after giving effect to the Business Combination, there were 173,524,360 issued and outstanding shares of Grindr Common Stock. Tiga’s public units separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from The New York Stock Exchange (“NYSE”). As of the Closing, our post-Closing directors and executive officers and their respective affiliated entities beneficially owned approximately 75.2% of the outstanding shares of Grindr Common Stock, which represents approximately 75.2% of the total voting power of our outstanding shares, and the securityholders of Tiga immediately prior to the Closing (which includes G. Raymond Zage, III, one of our post-Closing directors) beneficially owned post-Closing approximately 49.5% of the outstanding shares of Grindr Common Stock.

A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement/Prospectus, in the section entitled “Proposal No. 1—The Business Combination Proposal” on page 140. The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Initial Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the Merger Agreement Amendment, a copy of which is attached hereto as Exhibit 2.2, each of which are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

Amended and Restated Registration Rights Agreement

On November 18, 2022, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, the Company entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with Tiga Sponsor LLC (the “Sponsor”), certain stockholders of Tiga and certain direct and indirect holders of Legacy Grindr Series X Ordinary Units. Pursuant to the Registration Rights Agreement, the Company agreed to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of Grindr Common Stock that are held by the parties thereto, from time to time. In certain circumstances, various parties to the Registration Rights Agreement can collectively demand up to six underwritten offerings and are entitled to piggyback registration rights, in each case subject to certain limitations set forth in the Registration Rights Agreement. The material terms of the Registration Rights Agreement are described beginning on page 155 of the Proxy Statement/Prospectus, entitled “Proposal No. 1—The Business Combination Proposal—Related Agreements—A&R Registration Rights Agreement.”

The foregoing description of the Registration Rights Agreement and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated by reference herein.

Indemnification of Directors and Officers

The Company has entered into separate indemnification agreements with its directors and executive officers. These agreements, among other things, require the Company to indemnify its directors and executive officers for certain liabilities and expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of its directors or executive officers or any other company or enterprise to which the person provides services at its request. Further information about the indemnification of the Company’s directors and executive officers is set forth beginning on page 332 of the Proxy Statement/Prospectus in the section entitled “Management of New Grindr Following the Business Combination—Corporate Governance—Limitation on Liability and Indemnification of Directors and Officers” and that information is incorporated herein by reference.

The foregoing description of the indemnification agreements is not complete and is subject to and qualified in its entirety by reference to the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Convertible Promissory Note

On March 16, 2022, the Tiga board authorized the execution and delivery of a convertible promissory note in the principal amount of $2,000,000 (the “Convertible Promissory Note”) to the Sponsor as part of certain working capital loans. The Convertible Promissory Note was repaid in full in connection with the Business Combination.

The foregoing description of the Convertible Promissory Note is not complete and is subject to and qualified in its entirety by reference to the Convertible Promissory Note and Payoff Letter, copies of which are attached hereto as Exhibit 10.4 and Exhibit 10.5, respectively, and the terms of which are incorporated by reference herein.

Joinder and Assignment Agreement to the Forward Purchase Agreement

On May 9, 2022, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Tiga entered into the Amended and Restated Forward Purchase Agreement (the “Forward Purchase Agreement”) with the Sponsor. The Forward Purchase Agreement provides for the purchase by the Sponsor of certain forward purchase securities and backstop securities. On November 10, 2022, Tiga, the Sponsor and San Vicente Parent LLC (“SV Parent”) entered into the Joinder and Assignment Agreement to the Forward Purchase Agreement (the “Joinder and Assignment Agreement”), which among other things, provided for the transfer and assignment of the Sponsor’s rights and obligations under the Forward Purchase Agreement to SV Parent. On November 14, 2022, SV Parent fully satisfied its funding obligations to Tiga under the Forward Purchase Agreement. On November 16, 2022, in connection the merger of Parent with and into Legacy Grindr as part of the SV Consolidation (defined in Exhibit 99.3 to this Current Report on Form 8-K), Legacy Grindr assumed SV Parent’s right receive the forward purchase securities and backstop securities pursuant to the Forward Purchase Agreement and, in consideration thereof, Legacy Grindr issued Legacy Grindr Series X Ordinary Units and a warrant to purchase Legacy Grindr Series X Ordinary Units to the parent entity of SV Parent and San Vicente Offshore Holdings (Cayman) Limited.  The merger between SV Parent and Legacy Grindr is further described below in the sections entitled “Other Related Events in Connection with the Business Combination” and “—SV Consolidation” sections of Exhibit 99.3 to this Current Report on Form 8-K.

The foregoing descriptions of the Forward Purchase Agreement and the Joinder and Assignment Agreement are not complete and are subject to and qualified in their entirety by reference to the Forward Purchase Agreement and the Joinder and Assignment Agreement, copies of which are attached hereto as Exhibit 10.6 and Exhibit 10.7, respectively, and the terms of which are incorporated by reference herein.

First Amendment to Warrant Agreement

On November 23, 2020, Tiga entered into a Warrant Agreement (the “Warrant Agreement”) with Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”). On November 17, 2022, Tiga and the Warrant Agent entered into the First Amendment to the Warrant Agreement (“Amendment No. 1 to the Warrant Agreement”), which, among other things, provided for the mechanics of issuance of certain forward purchase and backstop warrants.

The foregoing descriptions of the Warrant Agreement and Amendment No. 1 to the Warrant Agreement are not complete and are subject to, and qualified in their entirety, by reference to the Warrant Agreement and Amendment No. 1 to the Warrant Agreement, copies of which are attached hereto as Exhibit 4.3 and Exhibit 10.8, respectively, and the terms of which are incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Explanatory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Tiga was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to Tiga, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the transaction between Legacy Grindr and Tiga include statements regarding the benefits of the transaction and expectations regarding the combined company’s position to serve Grindr’s platform and LGBTQ+ community. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts.  Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the impact of the regulatory environment and complexities with compliance related to such environment; (ii) the ability to respond to general economic conditions; (iii) the success in obtaining the required regulatory approvals for the combined company; (iv) factors relating to the business, operations and financial performance of Grindr and its subsidiaries, including: (a) competition in the dating and social networking products and services industry; (b) the ability to maintain and attract users; and (c) fluctuation in quarterly and yearly results; (v) natural disasters, outbreaks and pandemics, including as a result of the COVID-19 pandemic, monkeypox, economic, social, weather, growth constraints and regulatory conditions or other circumstances affecting the industry in which Grindr operates; (vi) the ability to adapt to changes in technology and user preferences in a timely and cost-effective manner; (vii) the ability to maintain compliance with privacy and data protection laws and regulations; (viii) the ability to protect systems and infrastructures from cyber-attacks and prevent unauthorized data access; (ix) the dependence on the integrity of third-party systems and infrastructure; (x) Grindr’s ability to protect its intellectual property rights from unauthorized use by third parties; (xii) effect of the announcement of the transaction on the Grindr’s business relationships, operating results, and business generally; (xii) risks that the transaction disrupts current plans and operations of Grindr and potential difficulties in Grindr employee retention as a result of the transaction; (xiii) the outcome of any legal proceedings that may be instituted against Grindr related to the Merger Agreement or the transaction; (xiv) the ability to maintain the listing of Grindr securities on a national securities exchange; (xv) the price of Grindr’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Grindr operates, variations in operating performance across competitors, changes in laws and regulations affecting the Grindr’s business, Grindr’s inability to implement its business plan or meet or exceed its financial projections, and changes in the combined capital structure; and (xvi) and the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4, the definitive proxy statement or final prospectus, and other documents filed or that may be filed by the Company, from time to time, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward- looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company gives no assurance that it will achieve its expectations.

Business and Properties

The businesses of Tiga and Legacy Grindr prior to the Business Combination and the Company following the Business Combination are described in the Proxy Statement/Prospectus in the sections entitled “Combined Business Summary—The Parties” beginning on page 27, “Other Information Related to Tiga” beginning on page 218 and “Information about Grindr” beginning on page 235 and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s and Legacy Grindr’s businesses and operations and the Business Combination are set forth beginning on page 57 of the Proxy Statement/Prospectus in the section entitled “Risk Factors” and that information is incorporated herein by reference.

Selected Historical Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the selected historical financial information of the Company and Legacy Grindr for the years ended December 31, 2020 and 2019, the six months ended June 30, 2022, and nine months ended September 30, 2022. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “Grindr’s Summary Historical Consolidated Financial Data” beginning on page 48, “Summary Unaudited Pro Forma Combined Financial Information” beginning on page 50, “Comparative Per Share Data” beginning on page 53, “Notes to Unaudited Pro Forma Combined Financial Information” beginning on page 312, and Exhibit 99.4 to this Current Report on Form 8-K, which are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations on the Years Ended December 30, 2019 and 2020 and the Six Months Ended June 30, 2022

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Grindr’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 263, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operation on the Three and Nine Months Ended September 30, 2022

Reference is made to the disclosure contained in Exhibit 99.2 to this Current Report on Form 8-K in the section entitled “Grindr’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

Unaudited Grindr and San Vicente Offshore Holdings (Cayman) Limited Financial Statements for the three and nine months ended September 30, 2021

The financial statements (audited) of Legacy Grindr and its subsidiaries and San Vicente Offshore Holdings (Cayman) Limited as of and for the three and nine months ended September 30, 2021 and three and nine months ended September 30, 2022 are attached hereto as Exhibit 99.4 and incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The pro forma condensed consolidated combined financial statements (unaudited) of Legacy Grindr and its subsidiaries as of and for the year ended December 31, 2021 and as of and for the nine months ended September 30, 2022 is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure beginning on page 285 of the Proxy Statement/Prospectus in the section entitled “Grindr’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk,” which is incorporated herein by reference.

Properties

The properties of Legacy Grindr and Tiga are described beginning on page 260 of the Proxy Statement/Prospectus in the section entitled “Information About Grindr—Facilities and Office Space” and that information is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of Grindr Common Stock immediately following consummation of the Business Combination by:

•	each person who is the beneficial owner of more than 5% of Grindr Common Stock;

•	each person who is an executive officer or director of the Company; and

•	all executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or the right to acquire such power within 60 days.

There were 173,524,360 shares of Grindr Common Stock issued and outstanding immediately following the consummation of the Business Combination. Grindr Common Stock issuable upon exercise of warrants or options currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof. Unless otherwise indicated, the Company believes that all persons named below have sole voting and investment power with respect to the voting securities indicated in the table below and the corresponding footnotes as being beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percentage of Shares of Common Stock(2)
5% Holders
The 1997 Gearon Family Trust(3)	15,468,109	8.9%
Ashish Gupta(4)	14,084,055	7.9%
Jeremy Leonard Brest(5)	10,548,557	6.1%
Directors and Executive Officers
George Arison	—	—
Vandana Mehta-Krantz	—	—
Austin Balance	—	—
Raymond Zage, III(6)	93,941,409	49.5%
James Fu Bin Lu(7)	40,316,686	23.1%
J. Michael Gearon, Jr.(3)	15,468,109	8.9%
Daniel Brooks Baer	—	—
Meghan Stabler	—	—
Gary I. Horowitz	—	—
Maggie Lower	—	—
Nathan Richardson	—	—
All Company directors and executive officers as a group (eleven individuals)	130,510,590	81.4%

(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Grindr Inc., 750 N San Vicente Blvd Ste RE1400, West Hollywood, CA 90069.

(2)
In calculating the percentages, (a) the numerator is calculated by adding the number of shares of Grindr Common Stock held by such beneficial owners and the number of shares of Grindr Common Stock issuable upon the exercise of a warrant to purchase Grindr Common Shares at an exercise price of $11.50 (each a “Grindr Warrant”) or options and (b) the denominator is calculated by adding the aggregate number of shares of Grindr Common Stock outstanding and the number of shares Grindr Common Stock issuable upon the exercise of Grindr Warrants or options held by such beneficial owner, if any (but not the number of shares of Grindr Common Stock issuable upon the exercise of Grindr Warrants or options held by any other beneficial owner).

(3)
Consists of (i) 14,948,334 shares of Grindr Common Stock and (ii) 519,775 Grindr Warrants, the record holder of all of which is 28th Street Ventures, LLC, a Georgia limited liability company (“28th Street”). Mr. Gearon and The 1997 Gearon Family Trust, by virtue of each of their 50% beneficial ownership of 28th Street, may be deemed to beneficially own the securities owned by 28th Street. Mr. Gearon and The 1997 Gearon Family Trust disclaim any beneficial ownership of the securities held by 28th Street, respectively, other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address for 28th Street, Mr. Gearon and The 1997 Gearon Family Trust is 3350 Riverwood Parkway, Suite 425, Atlanta, GA 30339.

(4)
Consists of (i) 9,184,168 shares of Grindr Common Stock and (ii) 4,899,887 Grindr Warrants. Mr. Gupta has pledged 7,474,168 shares of  Grindr Common Stock and 259,887 Grindr Warrants to certain lenders in connection with a financing arrangement. The business address for Mr. Gupta is Ocean Financial Centre, Level 40, 10 Collyer Quay, Singapore 049315.

(5)
Consists of (i) 10,194,093 shares of Grindr Common Stock and (ii) 354,464 Grindr Warrants, all of which have been pledged to certain lenders in connection with a financing arrangement. The business address for Mr. Brest is 20A Cluny Park Singapore 259634.

(6)
Consists of (i) 77,136,333 shares of Grindr Common Stock, (ii) 16,423,762 Grindr Warrants, and (iii) an option to acquire 381,314 shares of Grindr Common Stock within 60 days of Closing. Mr. Zage is the record holder of 5,130,000 of the shares of Grindr Common Stock and 13,920,000 of the Grindr Warrants reported herein and Tiga SVH Investments Limited, a Cayman Islands company (“Tiga SVH”), is the record holder of the remainder. Tiga SVH is 100% owned by Tiga Investments Pte. Ltd, a Singapore company (“Tiga Investments”), which is in turn 100% owned by Mr. Zage. Tiga SVH has pledged 72,006,333 shares of Grindr Common Stock and 2,503,762 Grindr Warrants to certain lenders in connection with a financing arrangement. The business address for Mr. Zage, Tiga SVH, and Tiga Investments is Ocean Financial Centre, Level 40, 10 Collyer Quay, Singapore 049315.

(7)
Consists of (i) 38,425,923 shares of Grindr Common Stock, (ii) 1,336,124 Grindr Warrants, and (iii) an the option to acquire 554,639 shares of Grindr Common Stock within 60 days of Closing, the record holder of all of which is Longview Capital SVH LLC, a Washington limited liability company (“Longview SVH”). Longview SVH is 100% owned by Longview Grindr Holdings Limited, a British Virgin Islands company (“Longview Grindr”), which in turn is 100% owned by Longview Capital Holdings LLC, a Washington limited liability company (“Longview”), which is 100% owned by Mr. Lu. Longview SVH has pledged 38,425,923 shares of Grindr Common Stock and 1,336,124 Grindr Warrants to certain lenders in connection with a financing arrangement. The business address for Mr. Lu, Longview SVH, Longview Grindr, and Longview is 428 East Street Ste E, Grinnell, IA 50112.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described beginning on page 288 of the Proxy Statement/Prospectus in the section entitled “Management of New Grindr Following the Business Combination” and that information is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is set forth beginning on page 291 of the Proxy Statement/Prospectus in the section entitled “Management of New Grindr Following the Business Combination—Corporate Governance—Director Independence” and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the Board immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section entitled “Management of New Grindr Following the Business Combination— Corporate Governance—Composition of the Board of Directors” beginning on page 291 and “Management of New Grindr  Following the Business Combination—Corporate Governance—Committees of the Board of Directors” beginning on page 292 and that information is incorporated herein by reference, subject to the updates set forth in Item 5.02 below, which is incorporated by reference into this Item 2.01.

Executive Compensation

A description of the compensation of the named executive officers of Legacy Grindr before the consummation of the Business Combination is set forth beginning on page 295 of the Proxy Statement/Prospectus in the section entitled “Executive Compensation,” and that information is incorporated herein by reference.

At the Extraordinary General Meeting, Tiga stockholders approved the Grindr Inc. 2022 Equity Incentive Plan (the “Equity Incentive Plan”). The description of the Equity Incentive Plan is set forth beginning on page 197 of the Proxy Statement/Prospectus section entitled “Proposal No. 7—the Incentive Plan Proposal,”  which is incorporated herein by reference. The description of the Equity Incentive Plan is not complete and is subject to and qualified in its entirety by reference to the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.3 and the terms of which are incorporated by reference herein. Following the consummation of the Business Combination, the Company expects that the Board will approve grants of awards under the Equity Incentive Plan to eligible participants, as described beginning on page 198 of the Proxy Statement/Prospectus in the section entitled “Proposal No. 7—the Incentive Plan Proposal—Description of the 2022 Equity Incentive Plan—Awards.”

Director Compensation

A description of the compensation of the directors of Legacy Grindr before the consummation of the Business Combination is set forth beginning on page 301 of the Proxy Statement/Prospectus in the section entitled “Executive Compensation,” and that information is incorporated herein by reference.

In connection with the Business Combination, and on behalf of the Company, Legacy Grindr previously entered into board offer letters with our non-employee directors between April 2022 and the date of the Closing. Pursuant to the respective board offer letters, the Board approved the following cash and equity compensation for our non-employee directors: $100,000 for the 12-month period beginning upon the consummation of the Business Combination, 20% of which shall be paid in cash and 80% of which shall be paid in the form of shares of Grindr Common Stock and, for every non-employee director who is elected to chair a committee of the Board, an additional $25,000, 20% of which shall be paid in cash and 80% of which shall be paid in the form of shares of Grindr Common Stock. The annual retainer fees will be paid to our non-employee directors in four substantially equal installments at the end of each full quarter of Board service.

Accordingly, the Board granted awards of restricted stock units covering 5,000 shares of our Grindr Common Stock to each of our non-employee directors who does not chair a committee of the Board and an award of restricted stock units covering 6,250 shares of our Grindr Common Stock to each of our non-employee directors who does chair a committee of the Board, which respectively represent a prorated amount of the $80,000 and $5,000 equity portions of director compensation for the non-employee director’s Board service and, if applicable, committee chair service. Each of these restricted stock unit awards vests as to one-half of the award on March 15th, 2023, and as to the remaining one-half of the award on the earlier of (i) June 15th, 2023 and (ii) the first annual general meeting of Company stockholders following the Closing, subject to the non-employee director remaining in continuous service through each vesting date.

Employment Agreements

A description of the employment agreements that a subsidiary of the Company has entered into with certain Company officers is set forth beginning on page 297 of the Proxy Statement/Prospectus in the section entitled “Executive Compensation—Executive Compensation Arrangements,” and that information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Company are described beginning on page 342 of the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Persons Transactions” and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Other Information Related to Tiga—Legal Proceedings” beginning on page 224 and “Information about Grindr—Legal Proceedings” beginning on page 262 and that information is incorporated herein by reference.

Market Price of and Dividends on Grindr Common Stock and Related Stockholder Matters

Tiga’s publicly-traded Class A ordinary shares, units and warrants were historically listed on the NYSE under the symbols “TINV,” “TINV.U” and “TINV.WS,” respectively. On November 18, 2022, Tiga’s Class A ordinary shares and warrants outstanding upon the Closing began trading on the NYSE under the symbols “GRND” and “GRND.WS,” respectively. As a result of the Domestication that occurred on November 17, 2022, at Closing, (i) each then issued and outstanding Tiga Class A Share was converted automatically, on a one-for-one basis, into a share of Domesticated Tiga Common Stock, (ii) each then issued and outstanding Tiga Class B Share was converted automatically, on a one-for one basis, into a share of Domesticated Tiga Common Stock, and (iii) each then issued and outstanding Domesticated Tiga Warrant became a warrant to purchase Grindr Common Shares at an exercise price of $11.50 (each a “Grindr Warrant”).

The Company currently intends to retain its future earnings, if any, to finance the further development and expansion of its business and does not intend to pay cash dividends in the foreseeable future. Any future determination to pay dividends will be at the discretion of the Board and will depend on the Company’s financial condition, results of operations, capital requirements, restrictions contained in future agreements and financing instruments, business prospects and such other factors as its Board deems relevant. As a result, you may not receive any return on an investment in Grindr Common Stock unless you sell Grindr Common Stock for a price greater than that which you paid for it. See the section beginning on page 334 of the Proxy Statement/Prospectus entitled “Market Price and Dividend Information” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is contained beginning on page 321 of the Proxy Statement/Prospectus in the section entitled “Description of Securities” and that information is incorporated herein by reference.

Indemnification of Directors and Officers

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Indemnification of Directors and Officers” is incorporated into this Item 2.01 by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Warrants

As a result of the Domestication that occurred on November 17, 2022, (i) each then issued and outstanding Tiga warrant was converted automatically into a Domesticated Tiga Warrant and (ii) each then issued and outstanding Tiga unit was separated and converted automatically into one share of Domesticated Tiga Common Stock and one-half of one Domesticated Tiga Warrant. As a result of and upon the Closing and in accordance with the applicable terms of the Merger Agreement, (i) each Legacy Grindr Warrant issued and outstanding was converted into the right to receive a number of Domesticated Tiga Warrants equal to and on the same terms of the Forward Purchase Warrants and Backstop Warrants under the Forward Purchase Agreement and (ii) each Domesticated Tiga Warrrant became a Grindr Warrant.

The Domesticated Tiga Warrants and Grindr Warrants were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Business Combination, on November 18, 2022, the Company filed a Certificate of Incorporation (the “Certificate of Incorporation”) with the Delaware Secretary of State, and also adopted Bylaws on November 18, 2022 (the “Bylaws”), which replaced Tiga’s amended and restated memorandum and articles of association in effect as of such time. The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of the Grindr Common Stock are discussed in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 3 - Organizational Documents Proposal” beginning on page 189.

The Grindr Common Stock and public warrants are listed for trading on the NYSE under the symbols “GRND” and “GRND WS,” respectively. On the date of the Closing, the CUSIP numbers relating to Grindr Common Stock and warrants changed to 39854F 101 and 39854F 119, respectively.

The foregoing description of the Certificate of Incorporation and the Bylaws is not complete and is subject to and qualified in its entirety by reference to the Certificate of Incorporation and the Bylaws, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and the terms of which are incorporated by reference herein.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On November 18, 2022, the Board approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022, subject to the satisfactory completion of their client acceptance procedures. EY previously served as the independent registered public accounting firm of Legacy Grindr prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), Tiga’s independent registered public accounting firm prior to the Business Combination, was informed on November 18, 2022 that it would be replaced by EY as the Company’s independent registered public accounting firm.

Withum’s report of independent registered public accounting firm dated March 22, 2022 on Tiga’s balance sheet as of December 31, 2021 and 2020, the related statements of operations, changes in shareholders’ deficit and cash flows for the year ended December 31, 2021 and for the period from July 27, 2020 (Tiga’s inception) through December 31, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, except for an explanatory paragraph as to Legacy Grindr’s ability to continue as a going concern, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the period from July 27, 2020 through December 31, 2021 and the subsequent interim period through November 18, 2022, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference thereto in its reports on Tiga’s financial statements for such periods.

During the period from July 27, 2020 through December 31, 2021 and the subsequent interim period through November 18, 2022, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management over financial reporting, which has been remediated by Tiga during the six months ended June 30, 2022.

During the period from July 27, 2020 through December 31, 2021 and the subsequent interim period through November 18, 2022, neither the Company, nor anyone on the Company’s behalf consulted with EY regarding (i) the application of accounting principles to a specified transaction (either completed or proposed); or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by EY that EY concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Withum with a copy of the disclosures made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act of 1934, as amended (the “Exchange Act”) and requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Withum is attached hereto as Exhibit 16.1.

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure beginning on page 140 of the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal—The Merger Agreement,” which is incorporated herein by reference. Further reference is made to the information contained in the “Explanatory Note” above and Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

As of the date of the Closing, our post-Closing directors and executive officers and their respective affiliated entities beneficially owned approximately 75.2% of the outstanding shares of Grindr Common Stock, which represents approximately 75.2% of the total voting power of our outstanding shares, and the securityholders of Tiga immediately prior to the Closing (which includes G. Raymond Zage, III, one of our post-Closing directors) beneficially owned post-Closing approximately 49.5% of the outstanding shares of Grindr Common Stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On the date of the Closing, and in accordance with the terms of the Merger Agreement, the Board became comprised of nine directors: James Fu Bin Lu, G. Raymond Zage, III, J. Michael Gearon, Jr., Nathan Richardson, Daniel Brooks Baer, George Arison, Gary I. Horowitz, Meghan Stabler, and Maggie Lower. Concurrently with the consummation of the Business Combination, the following individuals became the executive officers of the Company: George Arison, Vandana Mehta-Krantz, and Austin “AJ” Balance. Concurrently with the consummation of the Business Combination, Tiga’s officers and directors resigned from their respective positions at Tiga.

On the date of the Closing, the Company’s audit committee consisted of Nathan Richardson, Gary I. Horowitz, and Meghan Stabler, with Nathan Richardson serving as the chair of the committee. The Board determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and the applicable listing standards of the NYSE. The Board determined that Nathan Richardson qualified as an audit committee financial expert within the meaning of SEC regulations and met the financial sophistication requirements of the rules.

On the date of the Closing, the Company’s compensation committee consisted of J. Michael Gearon, Jr., James Fu Bin Lu and Nathan Richardson, with J. Michael Gearon, Jr. serving as chair of the committee. The Board determined that each of these individuals is “independent” as defined under the applicable listing standards of NYSE and SEC rules and regulations.

On the date of the Closing, the Company’s nominating and corporate governance committee consisted of James Fu Bin Lu and Maggie Lower, with James Fu Bin Lu serving as chair of the committee. The Board determined that each of these individuals is “independent” as defined under the applicable listing standards of NYSE and SEC rules and regulations.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the headings “Executive Compensation,” “Director Compensation,” “Employment Agreements,” “Certain Relationships and Related Party Transactions” and “Indemnification of Directors and Officers” is incorporated in this Item 5.02 by reference. Additionally, the disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Stockholders Agreement” is incorporated in this Item 5.02 by reference.

Item 5.06	Change in Shell Company Status.

Upon the Closing, the Company ceased to be a shell company. The material terms of the Business Combination are described beginning on page 140 of the Proxy Statement/Prospectus in the sections entitled “Proposal No. 1—The Business Combination Proposal,” and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. On November 18, 2022, the Company issued a press release announcing the Closing. The press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The condensed (unaudited) financial statements of Tiga as of and for the three and six months ended June 30, 2021 and the three and six months ended June 30, 2022 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-3 of the Proxy Statement/Prospectus and incorporated herein by reference.

The financial statements (audited) of Tiga as of and for the period from June 27, 2020 (Tiga’s inception) to December 31, 2020, the year ended December 31, 2020, the year ended  December 31, 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-26 of the Proxy Statement/Prospectus and incorporated herein by reference.

The condensed consolidated financial statements (unaudited) of Legacy Grindr as of and for the three and six months ended June 30, 2021 and the three and six months ended June 30, 2022 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-45 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The consolidated financial statements (audited) of Legacy Grindr as of and for the period from June 11, 2020 (Predecessor) through December 31, 2020 (Successor), January 1, 2020 through June 10, 2020 (Predecessor), and for the Year Ended December 31, 2019 (Predecessor) and the related notes are included in the Proxy Statement/Prospectus beginning on page F-63 of the Proxy Statement/Prospectus and incorporated herein by reference.

The condensed consolidated financial statements of Legacy Grindr (unaudited) as of September 30, 2022 and for the three and nine months ended September 30, 2022 and 2021 and the related notes are attached hereto as Exhibit 99.2 and Exhibit 99.4, and are incorporated herein by reference.

The San Vicente Offshore Holdings (Cayman) Limited financial statements (unaudited) as of September 30, 2022 and for the three and nine months ended September 30, 2022 and 2021 and the related notes are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(b)	Pro forma financial information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(c)	Exhibits.

Exhibit Number	Description
2.1#**	Agreement and Plan of Merger by and among Tiga Acquisition Corp., Tiga Merger Sub LLC and Grindr Group LLC, dated May 9, 2022.
2.2**	First Amendment to the Agreement and Plan of Merger by and among Tiga Acquisition Corp., Tiga Merger Sub LLC and Grindr Group LLC, dated October 5, 2022.
3.1*	Amended and Restated Certificate of Incorporation of Grindr Inc., dated November 18, 2022.
3.2*	Amended and Restated Bylaws of Grindr Inc., dated November 18, 2022.
4.1**	Specimen Common Stock Certificate of Grindr Inc.
4.2*	Specimen Warrant Certificate of Grindr Inc.
4.3*	Warrant Agreement between Grindr Inc. and Continental Stock Transfer & Trust Company, as warrant agent, dated November 23, 2020.
4.4*	Certificate of Corporate Domestication of Tiga, dated November 17, 2022.
10.1*
Amended and Restated Registration Rights Agreement by and among Grindr Inc., Tiga Sponsor LLC, the independent directors of Tiga, and certain former stockholders of Grindr Group LLC, dated November 18, 2022.

10.2*	Form of Indemnification Agreement of Grindr Inc.
10.3+*	Grindr Inc.’s 2022 Equity Incentive Plan and forms of award agreement thereunder.
10.4*	Convertible Promissory Note, between Tiga Acquisition Corp. and Tiga Sponsor LLC, dated as of March 16, 2022.
10.5*	Payoff Letter between Tiga Acquisition Corp. and Tiga Sponsor LLC, dated November 17, 2022.
10.6*	Amended and Restated Forward Purchase Agreement, between Tiga Acquisition Corp. and Tiga Sponsor LLC, dated May 9, 2022.
10.7*	Joinder and Assignment Agreement to Amended and Restated Forward Purchase Agreement by and among San Vicente Parent LLC, Tiga Acquisition Corp., and Tiga Sponsor LLC, dated November 10, 2022.
10.8*	First Amendment to the Warrant Agreement between Grindr Inc. and Continental Stock Transfer & Trust Company, as warrant agent, dated November 17, 2022.
16.1*	Letter from Withum to the Securities and Exchange Commission.
21.1*	List of Subsidiaries.
99.1*	Press Release, dated November 18, 2022.
99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Grindr for the three and nine months ended September 30, 2022.
99.3*	Unaudited Pro Forma Condensed Combined Financial Information.
99.4*	Legacy Grindr and San Vicente Offshore Holdings (Cayman) Limited financial statements (unaudited) as of September 30, 2022 and for the three and nine months ended September 30, 2022 and 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#
Certain schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K of the Exchange Act. The Company hereby agrees to hereby furnish supplementally a copy of all omitted schedules to the SEC upon request.

+	Indicates a management or compensatory plan.

^
Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

*	Filed herewith.

**	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GRINDR INC.

	By:	/s/ Vandana Mehta-Krantz
Date: November 23, 2022		Name:	Vandana Mehta-Krantz
		Title:	Chief Financial Officer